Exhibit 32.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Quarterly Report on Form 10-QSB for the period ended March 31, 2006 as filed with the Securities and Exchange
Commission (the "Report") by MDwerks Inc. (the "Registrant"), I, Vincent
Colangelo, Chief Financial Officer of the Registrant, hereby certify that:

1.       The Report fully complies with the requirements of section 13(a) or
         15(d) of the Securities Exchange Act of 1934, as amended, and

2.       The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

                                           /s/ Vincent Colangelo
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Dated: May 11, 2006